Exhibit (g)(10)

SCHEDULE A-1

as of December 2008

PART I

FIDELITY ABERDEEN STREET TRUST

FUND #
Fidelity Advisor Freedom 2005 Fund	1291
Fidelity Advisor Freedom 2010 Fund	1184
Fidelity Advisor Freedom 2015 Fund	1296
Fidelity Advisor Freedom 2020 Fund	1189
Fidelity Advisor Freedom 2025 Fund	1302
Fidelity Advisor Freedom 2030 Fund	1194
Fidelity Advisor Freedom 2035 Fund	1307
Fidelity Advisor Freedom 2040 Fund	1199
Fidelity Advisor Freedom 2045 Fund	1599
Fidelity Advisor Freedom 2050 Fund	1605
Fidelity Advisor Freedom Income Fund	1205
Fidelity Freedom 2000 Fund	370
Fidelity Freedom 2005 Fund	1312
Fidelity Freedom 2010 Fund	371
Fidelity Freedom 2015 Fund	1313
Fidelity Freedom 2020 Fund	372
Fidelity Freedom 2025 Fund	1314
Fidelity Freedom 2030 Fund	373
Fidelity Freedom 2035 Fund	1315
Fidelity Freedom 2040 Fund	718
Fidelity Freedom 2045 Fund	1617
Fidelity Freedom 2050 Fund	1618
Fidelity Freedom Income Fund	369

FIDELITY ADVISOR SERIES I

Fidelity Advisor Balanced Fund	219
Fidelity Advisor Dividend Growth Fund	714
Fidelity Advisor Dynamic Capital Appreciation Fund	721
Fidelity Advisor Equity Growth Fund	86
Fidelity Advisor Equity Income Fund	80
Fidelity Advisor Equity Value Fund	150
Fidelity Advisor Fifty Fund	348
Fidelity Advisor Floating Rate High Income Fund	161
Fidelity Advisor Growth & Income Fund	272
Fidelity Advisor Growth Opportunities Fund	223
Fidelity Advisor High Income Advantage Fund	218
Fidelity Advisor High Income Fund	374
Fidelity Advisor Large Cap Fund	534
Fidelity Advisor Leveraged Company Stock Fund	316
Fidelity Advisor Mid Cap Fund	531
Fidelity Advisor Mid Cap II Fund	1359
Fidelity Advisor Small Cap Fund	294
Fidelity Advisor Strategic Growth Fund	267
Fidelity Advisor Value Fund	1316
Fidelity Advisor Value Strategies Fund	14
Fidelity Real Estate High Income Fund	671

FIDELITY ADVISOR SERIES II

Fidelity Advisor Intermediate Bond Fund	87
Fidelity Advisor Mortgage Securities Fund	40
Fidelity Advisor Municipal Income Fund	220
Fidelity Advisor Short Fixed-Income Fund	222
Fidelity Advisor Strategic Income Fund	638

FIDELITY ADVISOR SERIES IV

Fidelity Institutional Short-Intermediate Government Fund	662

FIDELITY ADVISOR SERIES VII

Fidelity Advisor Biotechnology Fund	262
Fidelity Advisor Communications Equipment Fund	525
Fidelity Advisor Consumer Discretionary Fund	185
Fidelity Advisor Electronics Fund	689
Fidelity Advisor Energy Fund	226
Fidelity Advisor Financial Services Fund	183
Fidelity Advisor Health Care Fund	177
Fidelity Advisor Industrials Fund	184
Fidelity Advisor Real Estate Fund	1128
Fidelity Advisor Technology Fund	187
Fidelity Advisor Utilities Fund	186

FIDELITY ADVISOR SERIES VIII

Fidelity Advisor Diversified International Fund	731
Fidelity Advisor Emerging Asia Fund	756
Fidelity Advisor Emerging Markets Fund	1286
Fidelity Advisor Emerging Markets Income Fund	635
Fidelity Advisor Europe Capital Appreciation Fund	736
Fidelity Advisor Global Capital Appreciation Fund	751
Fidelity Advisor International Capital Appreciation Fund	288
Fidelity Advisor Japan Fund	741
Fidelity Advisor Latin America Fund	746
Fidelity Advisor Overseas Fund	229
Fidelity Advisor Value Leaders Fund	1266

FIDELITY BEACON STREET TRUST

Fidelity Advisor Tax Managed Stock Fund	5631
Fidelity Tax Managed Stock Fund	343

FIDELITY CALIFORNIA MUNICIPAL TRUST

Fidelity California Municipal Income Fund	91
Fidelity California Short-Intermediate Tax-Free Bond Fund	1534

FIDELITY CALIFORNIA MUNICIPAL TRUST II

Fidelity California AMT Tax-Free Money Market Fund	457
Fidelity California Municipal Money Market Fund	97

FIDELITY CAPITAL TRUST

Fidelity Capital Appreciation Fund	307
Fidelity Disciplined Equity Fund	315
Fidelity Focused Stock Fund	333
Fidelity Small Cap Independence Fund	336
Fidelity Stock Selector	320
Fidelity Value Fund	39

FIDELITY CENTRAL INVESTMENT PORTFOLIOS II LLC

Fidelity 1-3 Year Duration Securitized Bond Central Fund	1630
Fidelity Commercial Mortgage-Backed Securities Central Fund	1631
Fidelity Corporate Bond 1-10 Year Central Fund	1633
Fidelity Corporate Bond 1-5 Year Central Fund	1632
Fidelity Mortgage Backed Securities Central Fund	1634
Fidelity Tactical Income Central Fund	1374

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC

Fidelity Consumer Discretionary Central Fund	1629
Fidelity Consumer Staples Central Fund	1628
Fidelity Energy Central Fund	1627
Fidelity Financials Central Fund	1626
Fidelity Floating Rate Central Fund	1408
Fidelity Health Care Central Fund	1625
Fidelity High Income Central Fund 1	1371
Fidelity High Income Central Fund 2	2062
Fidelity Industrials Central Fund	1624
Fidelity Information Technology Central Fund	1623
Fidelity International Equity Central Fund	2018
Fidelity Materials Central Fund	1622
Fidelity Specialized High Income Central Fund	1518
Fidelity Telecom Services Central Fund	1621
Fidelity Utilities Central Fund	1620

FIDELITY CHARLES STREET TRUST

Fidelity Asset Manager 20%	328
Fidelity Asset Manager 30%	1957
Fidelity Asset Manager 40%	1958
Fidelity Asset Manager 50%	314
Fidelity Asset Manager 60%	1959
Fidelity Asset Manager 70%	321
Fidelity Asset Manager 85%	347
Fidelity Broad Market Opportunities Fund	1956
Fidelity Global Balanced Fund	334

FIDELITY COLCHESTER STREET TRUST

Government Portfolio	57
Money Market Portfolio	59
Prime Money Market Portfolio	690
Tax-Exempt Portfolio	56
Treasury Only Portfolio	680
Treasury Portfolio	695

FIDELITY COMMONWEALTH TRUST

Fidelity 100 Index Fund	1846
Fidelity Large Cap Stock Fund	338
Fidelity Mid-Cap Stock Fund	337
Fidelity NASDAQ Composite Index Fund	1282
Fidelity NASDAQ Composite Index Tracking Stock	1283
Fidelity Small Cap Retirement Fund	384
Fidelity Small Cap Stock Fund	340
Spartan 500 Index Fund	317

FIDELITY CONCORD STREET TRUST

Spartan Extended Market Index Fund	398
Spartan International Index Fund	399
Spartan Total Market Index Fund	397
Spartan U.S. Equity Index Fund	650

FIDELITY CONGRESS STREET FUND

Fidelity Congress Street Fund	24

FIDELITY CONTRAFUND

Fidelity Advisor New Insights Fund	1277
Fidelity Contrafund	22

FIDELITY COURT STREET TRUST

Fidelity Connecticut Municipal Income Fund	407
Fidelity New Jersey Municipal Income Fund	416

FIDELITY COURT STREET TRUST II

Fidelity Connecticut Municipal Money Market Fund	418
Fidelity New Jersey AMT Tax-Free Money Market Fund	423
Fidelity New Jersey Municipal Money Market Fund	417

FIDELITY DESTINY PORTFOLIOS

Fidelity Advisor Capital Development Fund	210
Fidelity Advisor Diversified Stock Fund	6

FIDELITY DEVONSHIRE TRUST

Fidelity Equity-Income Fund	23
Fidelity Large Cap Growth Fund	5650
Fidelity Large Cap Value Fund	5648
Fidelity Mid Cap Growth Fund	5651
Fidelity Mid Cap Value Fund	5649
Fidelity Real Estate Investment Portfolio	303
Fidelity Series All-Sector Equity Fund	2115
Fidelity Series Large Cap Value Fund	2116
Fidelity Utilities Fund	311

FIDELITY EXCHANGE FUND

Fidelity Exchange Fund	33

FIDELITY FINANCIAL TRUST

Fidelity Convertible Securities Fund	308
Fidelity Equity-Income II Fund	319
Fidelity Independence Fund	73

FIDELITY FIXED-INCOME TRUST

Fidelity Dynamic Strategies Fund	1960
Fidelity Inflation-Protected Bond Fund	1104
Fidelity Intermediate Bond Fund	32
Fidelity Investment Grade Bond Fund	26
Fidelity Series Investment Grade Bond Fund	2114
Fidelity Short-Term Bond Fund	450
Fidelity Strategic Dividend & Income Fund	1329
Fidelity Strategic Real Return Fund	1505
Fidelity Tax-Free Bond Fund	634
Fidelity U.S. Bond Index Fund	651
Money Market Portfolio	85
Spartan Intermediate Treasury Bond Index Fund	1561
Spartan Long-Term Treasury Bond Index Fund	1562
Spartan Short-Term Treasury Bond Index Fund	1560

FIDELITY GARRISON STREET TRUST

Fidelity Money Market Central Fund	719
Fidelity Ultra-Short Central Fund	153
VIP Investment Grade Central Fund	1619

FIDELITY HASTINGS STREET TRUST

Fidelity Fifty	500
Fidelity Fund	3
Fidelity Growth Discovery Fund	339
Fidelity Mega Cap Stock Fund	361

FIDELITY HEREFORD STREET TRUST

Fidelity Government Money Market Fund	458
Fidelity Money Market Fund	454
Fidelity U.S. Treasury Money Market Fund	415

FIDELITY INCOME FUND

Fidelity Ginnie Mae Fund	15
Fidelity Government Income Fund	54
Fidelity Income Replacement 2016 Fund	1884
Fidelity Income Replacement 2018 Fund	1885
Fidelity Income Replacement 2020 Fund	1886
Fidelity Income Replacement 2022 Fund	1887
Fidelity Income Replacement 2024 Fund	1888
Fidelity Income Replacement 2026 Fund	1889
Fidelity Income Replacement 2028 Fund	1890
Fidelity Income Replacement 2030 Fund	1891
Fidelity Income Replacement 2032 Fund	1892
Fidelity Income Replacement 2034 Fund	1893
Fidelity Income Replacement 2036 Fund	1894
Fidelity Income Replacement 2038 Fund	1995
Fidelity Income Replacement 2040 Fund	2009
Fidelity Income Replacement 2042 Fund	1996
Fidelity Intermediate Government Income Fund	452
Fidelity Total Bond Fund	1158
Fidelity Ultra-Short Bond Fund	1111

FIDELITY INVESTMENT TRUST

Fidelity Aggressive International Fund	335
Fidelity Canada Fund	309
Fidelity China Region Fund	352
Fidelity Diversified International Fund	325
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	2053
Fidelity Emerging Markets Fund	322
Fidelity Europe Capital Appreciation Fund	341
Fidelity Europe Fund	301
Fidelity International Discovery Fund	305
Fidelity International Growth Fund	1979
Fidelity International Small Cap Fund	1135
Fidelity International Small Cap Opportunities Fund	1504
Fidelity International Value Fund	1597
Fidelity Japan Fund	350
Fidelity Japan Smaller Companies Fund	360
Fidelity Latin America Fund	349
Fidelity Nordic Fund	342
Fidelity Overseas Fund	94
Fidelity Pacific Basin Fund	302
Fidelity Southeast Asia Fund	351
Fidelity Total International Equity Fund	1978
Fidelity Worldwide Fund	318

FIDELITY MAGELLAN FUND

Fidelity Magellan Fund	21

FIDELITY MASSACHUSETTS MUNICIPAL TRUST

Fidelity Massachusetts AMT Tax-Free Money Market Fund	426
Fidelity Massachusetts Municipal Income Fund	70
Fidelity Massachusetts Municipal Money Market Fund	74

FIDELITY MONEY MARKET TRUST

Retirement Government Money Market Portfolio	631
Retirement Money Market Portfolio	630

FIDELITY MT. VERNON STREET TRUST

Fidelity 130/30 Large Cap Fund	2063
Fidelity Aggressive Growth Fund	324
Fidelity Growth Company Fund	25
Fidelity New Millennium Fund	300

FIDELITY MUNICIPAL TRUST

Fidelity Michigan Municipal Income Fund	181
Fidelity Minnesota Municipal Income Fund	182
Fidelity Municipal Income Fund	37
Fidelity Ohio Municipal Income Fund	188
Fidelity Pennsylvania Municipal Income Fund	402
Fidelity Short-Intermediate Municipal Income Fund	404

FIDELITY MUNICIPAL TRUST II

Fidelity Michigan Municipal Money Market Fund	420
Fidelity Ohio Municipal Money Market Fund	419
Fidelity Pennsylvania Municipal Money Market Fund	401

FIDELITY NEW YORK MUNICIPAL TRUST

Fidelity New York Municipal Income Fund	71

FIDELITY NEW YORK MUNICIPAL TRUST II

Fidelity New York AMT Tax-Free Money Market Fund	422
Fidelity New York Municipal Money Market Fund	92

FIDELITY NEWBURY STREET TRUST

Prime Fund	83
Tax-Exempt Fund	84
Treasury Fund	58

FIDELITY OXFORD STREET TRUST

Fidelity Four-in-One Index Fund	355

FIDELITY PHILLIPS STREET TRUST

Fidelity Cash Reserves	55
Fidelity U.S. Government Reserves	50

FIDELITY PURITAN TRUST

Fidelity Balanced Fund	304
Fidelity Low-Priced Stock Fund	256
Fidelity Puritan Fund	4
Fidelity Value Discovery Fund	1173

FIDELITY REVERE STREET TRUST

Fidelity Cash Central Fund	693
Fidelity Municipal Cash Central Fund	698
Fidelity Securities Lending Cash Central Fund	761
Fidelity Tax-Free Cash Central Fund	1335

FIDELITY SCHOOL STREET TRUST

Fidelity Intermediate Municipal Income Fund	36
Fidelity Strategic Income Fund	368

FIDELITY SECURITIES FUND

Fidelity Advisor Aggressive Growth Fund	661
Fidelity Blue Chip Growth Fund	312
Fidelity Blue Chip Value Fund	1271
Fidelity Dividend Growth Fund	330
Fidelity Growth & Income Portfolio	127
Fidelity International Real Estate Fund	1368
Fidelity Leveraged Company Stock Fund	289
Fidelity OTC Portfolio	93
Fidelity Real Estate Income Fund	1833
Fidelity Small Cap Growth Fund	1388
Fidelity Small Cap Opportunities Fund	1799
Fidelity Small Cap Value Fund	1389

FIDELITY SELECT PORTFOLIOS

Air Transportation Portfolio	34
Automotive Portfolio	502
Banking Portfolio	507
Biotechnology Portfolio	142
Brokerage and Investment Management Portfolio	68
Chemicals Portfolio	69
Communications Equipment Portfolio	518
Computers Portfolio	7
Construction and Housing Portfolio	511
Consumer Discretionary Portfolio	517
Consumer Staples Portfolio	9
Defense and Aerospace Portfolio	67
Electronics Portfolio	8
Energy Portfolio	60
Energy Service Portfolio	143
Environmental Portfolio	516
Financial Services Portfolio	66
Gold Portfolio	141
Health Care Portfolio	63
Home Finance Portfolio	198
Industrial Equipment Portfolio	510
Industrials Portfolio	515
Insurance Portfolio	145
IT Services Portfolio	353
Leisure Portfolio	62
Materials Portfolio	509
Medical Delivery Portfolio	505
Medical Equipment and Systems Portfolio	354
Multimedia Portfolio	503
Natural Gas Portfolio	513
Natural Resources Portfolio	514
Networking and Infrastructure Portfolio	612
Paper and Forest Products Portfolio	506
Pharmaceuticals Portfolio	152
Retailing Portfolio	146
Software and Computer Services Portfolio	28
Technology Portfolio	64
Telecommunications Portfolio	96
Transportation Portfolio	512
Utilities Growth Portfolio	65
Wireless Portfolio	653

FIDELITY SUMMER STREET TRUST

Fidelity Capital & Income Fund	38
Fidelity Export and Multinational Fund	332
Fidelity Focused High Income Fund	1366
Fidelity High Income Fund	455
Fidelity New Markets Income Fund	331

FIDELITY TREND FUND

Fidelity Trend Fund	5

FIDELITY UNION STREET TRUST

Fidelity Arizona Municipal Income Fund	434
Fidelity Maryland Municipal Income Fund	429

FIDELITY UNION STREET TRUST II

Fidelity AMT Tax-Free Money Fund	460
Fidelity Arizona Municipal Money Market Fund	433
Fidelity Municipal Money Market Fund	10

VARIABLE INSURANCE PRODUCTS FUND

Equity-Income Portfolio	211
Growth Portfolio	212
High Income Portfolio	45
Overseas Portfolio	221
Value Portfolio	151

VARIABLE INSURANCE PRODUCTS FUND II

Contrafund Portfolio	158
Disciplined Small Cap Portfolio	1529
Index 500 Portfolio	157

VARIABLE INSURANCE PRODUCTS FUND III

Aggressive Growth Portfolio	487
Balanced Portfolio	616
Dynamic Capital Appreciation Portfolio	386
Growth & Income Portfolio	147
Growth Opportunities Portfolio	617
Mid Cap Portfolio	772
Value Strategies Portfolio	1023

VARIABLE INSURANCE PRODUCTS FUND IV

Consumer Discretionary Portfolio	767
Consumer Staples Portfolio	1839
Emerging Markets Portfolio	2021
Energy Portfolio	155
Financial Services Portfolio	765
Growth Stock Portfolio	1152
Health Care Portfolio	156
Industrials Portfolio	766
International Capital Appreciation Portfolio	1390
Materials Portfolio	1841
Real Estate Portfolio	1155
Technology Portfolio	154
Telecommunications Portfolio	1843
Utilities Portfolio	160
Value Leaders Portfolio	1263

VARIABLE INSURANCE PRODUCTS FUND V

Asset Manager Portfolio	228
Asset Manager: Growth Portfolio	159
Freedom 2005 Portfolio	1420
Freedom 2010 Portfolio	1423
Freedom 2015 Portfolio	1426
Freedom 2020 Portfolio	1429
Freedom 2025 Portfolio	1432
Freedom 2030 Portfolio	1435
Freedom Income Portfolio	1417
Freedom Lifetime Income I Portfolio	1492
Freedom Lifetime Income II Portfolio	1493
Freedom Lifetime Income III Portfolio	1494
FundsManager 20% Portfolio	1584
FundsManager 50% Portfolio	1587
FundsManager 60% Portfolio	1880
FundsManager 70% Portfolio	1590
FundsManager 85% Portfolio	1593
Investment Grade Bond Portfolio	227
Investor Freedom 2005 Portfolio	1495
Investor Freedom 2010 Portfolio	1496
Investor Freedom 2015 Portfolio	1497
Investor Freedom 2020 Portfolio	1498
Investor Freedom 2025 Portfolio	1499
Investor Freedom 2030 Portfolio	1501
Investor Freedom Income Portfolio	1502
Money Market Portfolio	20
Strategic Income Portfolio	1326
By: __________________________________ Name: Robert G. Byrnes Title: Assistant Treasurer

SCHEDULE A-1

PART IV

NORTH CAROLINA CAPITAL MANAGEMENT TRUST

Cash Portfolio

Term Portfolio

\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	By: Fidelity Management & Research Company, as Investment Manager By: /s/ Charls S. Morrison Name: Charles S. Morrison Title: Vice President